INDIVIDUAL APPLICATION FOR ANNUITY

75988-97

[Aetna Logo]           Individual Application                                             Aetna Life Insurance and Annuity Company
                       for Annuity Contract                                               IRA New Business
                                                                                          151 Farmington Avenue
                                                                                          Hartford, CT   06156-5996

                       This application is to be used with the prospectus for "Individual Deferred
                       Variable Annuity Contracts for: Individual Retirement Annuities and Simplified
                       Employee Pension Plans".
-----------------------------------------------------------------------------------------------------------------------------------
Customer          1.  Name of Applicant (Last, First, Middle Initial)                                           Social Security No.
Information
                  -----------------------------------------------------------------------------------------------------------------
                      Street Address (No. & Street / P.O. Box)                          Home Phone No.          Work Phone No.

                  -----------------------------------------------------------------------------------------------------------------
                      City/Town                                                                State           Zip Code

                  -----------------------------------------------------------------------------------------------------------------
                  2.  [ ]  Male                                 3. [ ] Married                         4. [ ] Number of Dependents
                      [ ]  Female                                  [ ] Single
                  -----------------------------------------------------------------------------------------------------------------
                  5.  Birthdate                                 6. [ ] Planned Retirement Age          7. Occupation
                  -----------------------------------------------------------------------------------------------------------------
                  8.  Employer Name and Address                                 9. If you are associated with an NASD* member,
                                                                                   please list the affiliation (* National
                                                                                   Association of Security Dealers, Inc.)
                  -----------------------------------------------------------------------------------------------------------------
                  10. What are your Investment Objectives?
                      [ ]  Tax Deferral         [ ]  Safety of Principal          [ ]  Long Term Capital Growth          [ ] Income
                      [ ]  Other: _________________________________________________________________________________________________
                  -----------------------------------------------------------------------------------------------------------------
                  11. Amount of Life Insurance
                      [ ]  None         [ ]  $1-100,000     [ ]  More than $100,000
                  -----------------------------------------------------------------------------------------------------------------
                  12. Amount of Savings
                      [ ]  None         [ ]  $1-5,000       [ ]  $5,O01-10,000        [ ]  More than $10,000
                  -----------------------------------------------------------------------------------------------------------------
                  13. Annual Income
                      [ ]  $1-10,000    [ ]  $10,001-25,000 [ ]  $25,001-40,000       [ ]  $40,001-50,000         [ ]  More
-----------------------------------------------------------------------------------------------------------------------------------
Account           14. Type of plan and section of Internal Revenue Code under which the plan will qualify:
Information           [ ]  IRA 408(b)   [ ]  Roth IRA (effective 1/1/98)
                      [ ]  SEP 408(k)   Name of Plan: _____________________________________________________________________________
                  -----------------------------------------------------------------------------------------------------------------
This contract is  15. Will this change or replace any existing life insurance or annuity contract? (Include notice if applicable.)
subject to            [ ]  No  [ ]  Yes (If yes, please provide carrier name, account number and date to be canceled):
minimum amounts
for both Rollover     Carrier Name                             Account No.                           Date to be Cancel
and Installment
Contributions:
                  -----------------------------------------------------------------------------------------------------------------
                  16. Complete only for IRA Rollover.
Please refer to       Payout will be    [ ]  Deferred       [ ]  Immediate                         Rollover Amount $_______________
the prospectus.
                      (If Immediate Annuity, please complete the Aetna Settlement Election Form.)
                  -----------------------------------------------------------------------------------------------------------------
                  17. Complete only for Installment Contribution.
                      Payment Frequency
                      [ ]  Annual  [ ]  Semi-annual  [ ]  Quarterly  [ ] Monthly  [ ] Automatic Bank Check Plan (Attach forms)

                      Installment Amount                                        The initial contribution is for the tax year ending

                      $ _____________________________                           December 31, ______________

                  -----------------------------------------------------------------------------------------------------------------
Home Office Use   Corrections and Amendments:  Errors and omissions may be corrected by the Company. Written consent of the
Only              applicant is required for the following: Change in plan, age at issue, birthdate, classification, amount, extra benefits and allocation altered or omitted. (N/A in West Virginia)

                  -----------------------------------------------------------------------------------------------------------------
                  Accepted By

75988-97


                                       2

-----------------------------------------------------------------------------------------------------------------------------------
Beneficiary       Primary Name                    Relationship                       Social Security No.                 Birthdate
Information
                  -----------------------------------------------------------------------------------------------------------------
                  Primary Name                    Relationship                       Social Security No.                 Birthdate

                  -----------------------------------------------------------------------------------------------------------------
                  Contingent Name                 Relationship                       Social Security No.                 Birthdate

                  -----------------------------------------------------------------------------------------------------------------
                  Contingent Name                 Relationship                       Social Security No.                 Birthdate

-----------------------------------------------------------------------------------------------------------------------------------
Explanation of    Before entering into this agreement, please read the following carefully. (Complete details are in the
Variable Annuity  prospectus.)
Contract          o This variable annuity contract is intended as a long-term retirement plan.
                  o Variable benefits cannot be predicted or guaranteed as to a dollar amount.
                  o A daily deduction is made from the variable portion of the contract values. This charge is for investment management expenses and the contract guarantees.
                  o A maintenance fee may be deducted from the value of the contract each year.
                  o If any part of this contract is surrendered, there may be deferred sales charges deducted from the surrendered amount.
                  o Once annuity payments begin, they can only be stopped if provided by your contract.
-----------------------------------------------------------------------------------------------------------------------------------
Signature and     Special Requests
Additional
Information       Please read the information below and sign in the space provided.

The contract      I represent that the answers given on this application are
effective date    true and complete to the best of my knowledge and belief. I
will be the       acknowledge receipt of prospectus number 75988, dated
date of           ________________, as well as current prospectuses pertaining
applicant's       to all variable and other registered investment options under
signature.        the contract.

                  [ ] I wish to receive a Statement of Additional Information for the current prospectuses.

                  I understand that annuity payments and termination values (if any) provided by this contract, when based on the investment experience of a separate account, are variable and not guaranteed as to a fixed dollar amount. However, fixed and/or general account funds will not vary and are guaranteed as to a fixed dollar amount. I understand that when I make future changes to my investment accounts, I have full responsibility for determining that these changes are consistent with my existing investment objectives.

                  -----------------------------------------------------------------------------------------------------------------
                  Dated at (City and State)                                                                         Date (mm/dd/yy)

                  -----------------------------------------------------------------------------------------------------------------
                  Signature of Witness                                                     Signature of Applicant (Contract Holder)

-----------------------------------------------------------------------------------------------------------------------------------
Producer          Name                                 ALIAC Office and Producer Codes                  Percentage of Participation
Information
                  -----------------------------------------------------------------------------------------------------------------
                  Name                                 ALIAC Office and Producer Codes                  Percentage of Participation


                                       3

                  -----------------------------------------------------------------------------------------------------------------
                  Do you have any reason to believe any existing life insurance or annuity contracts will be modified or replaced
                  if this contract is issued?    [ ] Yes      [ ] No

                  -----------------------------------------------------------------------------------------------------------------
                  Social Security No.                                                                                Work Phone No.

                  -----------------------------------------------------------------------------------------------------------------
                  By your signature below, you certify that you have reviewed the details of the client's retirement program and believe the contract applied for is suitable for that program.

                  -----------------------------------------------------------------------------------------------------------------
                  Signature of Agent

                                       4


[AETNA LOGO]
                                         Supplement to Application               Aetna Life Insurance and Annuity Company
                                         for Annuity Contract                    IRA New Business
                                                                                 151 Farmington Avenue
                                                                                 Hartford, CT   06156-5996

 -----------------------------------------------------------------------------------------------------------------------------------
 Investment Options                                   Global / International Growth
                                          ______ %    [107] Fidelity VIP Overseas Portfolio
 Enter the percentage of payment to be    ______ %    [123] Janus Aspen Worldwide Growth Portfolio
 allocated to each investment option.     ______ %    [104] PPI Scudder International Growth Portfolio
                                                      Aggressive Growth
 Total must be 100%.                      ______ %    [042] Aetna Variable Small Company Portfolio
                                          ______ %    [119] Janus Aspen Aggressive Growth Portfolio
 Use only whole percentages on up         ______ %    [106] PPI MFS Emerging Equities Portfolio
 to 10 investment option choices.                     Growth
                                          ______ %    [041] Aetna Variable Capital Appreciation Portfolio
 Investment options are grouped           ______ %    [040] Aetna Variable Growth Portfolio
 within their respective asset            ______ %    [109] Fidelity VIP Growth Portfolio
 classes, which are listed                ______ %    [133] Fidelity VIP II Contrafund Portfolio
 in order from aggressive                 ______ %    [117] Janus Aspen Growth Portfolio
 to conservative.
                                          ______ %    [105] PPI MFS Research Growth Portfolio
 Changes to investment                    ______ %    [111] PPI T. Rowe Price Growth Equity Portfolio
 selections must be initialed                         Growth & Income (Stocks)
 by the Applicant.                        ______ %    [001] Aetna Variable Fund
                                          ______ %    [035] Aetna Variable Index Plus Portfolio
                                          ______ %    [108] Fidelity VIP Equity Income Portfolio
                                                      Growth & Income (Stocks & Bonds)
                                          ______ %    [008] Aetna Investment Advisers Fund
                                          ______ %    [124] Janus Aspen Balanced Portfolio
                                                      Asset Allocation
                                          ______ %    [031] Aetna Ascent Variable Portfolio
                                          ______ %    [032] Aetna Crossroads Variable Portfolio
                                          ______ %    [033] Aetna Legacy Variable Portfolio
                                                      Income
                                          ______ %    [004] Aetna Income Shares
                                                      Stability of Principal
                                          ______ %    [027] Aetna Fixed Account
                                          ______ %    [025] Aetna Guaranteed Accumulation Account (GAA) - Long Term (NY only)
                                          ______ %    [024] Aetna Guaranteed Accumulation Account (GAA) - Short Term (NY only)

                                       5


                                          ______ %    [003] Aetna Variable Encore Fund
                                          ______ %    [023] Guaranteed Interest Account (GIA) - Long Term
                                                            (unavailable in NY, NJ & WA)
                                          ______ %    [022] Guaranteed Interest Account (GIA) - Short Term
                                                            (unavailable in NY, NJ & WA)
                                           100%       TOTAL


                                       6